8. Income Taxes (Dec 2014 Note)	7 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
8. Income Taxes

Income taxes from continued operations for the period ended December 31, 2014 consist of the following:

2014
Current:
Federal	$–

Deferred:
NOL Carryforwards	$887,000
Valuation allowance	(887,000)
Deferred tax assets, net	$–

At December 31, 2014 we had federal net operating losses of approximately $2,609,000 which will begin to expire in 2034 and could be subject to certain limitations under section 382 of the Internal Revenue Code associated with changes in control we effectuated in the first quarter of 2015.

The Company has provided a full valuation allowance for all periods for its net deferred tax assets as it cannot conclude it is more likely than not that they will be realized or limited and / or forfeited under the applicable provisions of the Internal Revenue Code prior to expiration.

As of December 31, 2014, the Company did not have any unrecognized tax benefits. The Company's policy is to recognize interest and penalties related to income tax matters in income tax expense. The Company currently has no federal or state tax examinations in progress. The Company is subject to U.S. federal and state income tax examination from inception in 2014.